SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2003

BioReliance Corporation
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-22879	52-1541583
(Commission File Number)	(IRS Employer Identification No.)

14920 Broschart Road	20850
Rockville, Maryland	(Zip Code)
(Address of principal executive
offices)

Registrant’s telephone number, including area code: (301) 738-1000

Not Applicable
(Former name or former address, if changed since last report)

Item 9.          Regulation FD Disclosure

The following information is being furnished under Item 12 of Form 8-K:

On April 23, 2003, the Company issued a press release announcing its earnings for first quarter 2003. The press release is furnished as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BIORELIANCE CORPORATION

By:	/s/ John L. Coker
John L. Coker
Vice President, Finance and
Administrative & Chief Financial
Officer

Date: April 23, 2003